                                                                     EXHIBIT 4.4


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., PHILADELPHIA TIME, ON     ,
 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., PHILADELPHIA TIME, ON THE EXPIRATION DATE.

                          RADNOR HOLDINGS CORPORATION

                    Three Radnor Corporate Center, Suite 300
                              100 Matsonford Road
                                Radnor, PA 19087

                             LETTER OF TRANSMITTAL

                     To Exchange 10% Senior Notes due 2003

                                Exchange Agent:
                           FIRST UNION NATIONAL BANK

                         To: First Union National Bank

                            Facsimile Transmission:
                                 (215) 985-3428

                            Confirm by telephone to:
                                 (215) 985-7207

                   By Mail/Hand Delivery/Overnight Delivery:
                           First Union National Bank
                             123 South Broad Street
                                   12th Floor
                                    PA 1249
                        Philadelphia, Pennsylvania 19109
                   Attention: Corporate Trust Administration

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO
             THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW

  Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

  List in Box 1 below the Old Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and affix that schedule to this Letter.

                                     BOX 1

                   TO BE COMPLETED BY ALL TENDERING HOLDERS

                                                                                  PRINCIPAL
                                                                                  AMOUNT OF
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)   CERTIFICATE  PRINCIPAL AMOUNT  OLD NOTES
            (PLEASE FILL IN IF BLANK)             NUMBER(S) (1)   OF OLD NOTES   TENDERED (2)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Totals:

(1) Need not to be completed if Old Notes are being tendered by book-entry transfer.
(2) Unless otherwise indicated, the entire principal amount of Old Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered.

  The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Notes, with full power of substitution, to: (a) deliver certificates for such Old Notes;
(b) deliver Old Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Issuer of the Old Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered.

  The undersigned agrees that acceptance of any tendered Old Notes by the Issuer and the issuance of New Notes (together with the New Guarantees of the Guarantors (as defined in the Prospectus) with respect thereto) in exchange therefor shall constitute performance in full by the Issuer and the Guarantors of their obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the New Notes, the Issuer and the Guarantors will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Old Notes, the undersigned certifies (a) that it is not an affiliate of the Issuer, that it is not a broker-dealer that owns Old Notes acquired directly from the Issuer or an affiliate of the Issuer, that it is acquiring the New Notes offered hereby in the ordinary course of the undersigned's business and that the undersigned has no arrangement or understanding with any person to participate in the distribution of such New Notes; (b) that it is an affiliate of the Issuer or of the initial purchaser of the Old Notes in the Offering and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it; (c) that it is a Participating Broker-dealer (as defined in the Registration Rights Agreement) and that it will deliver a prospectus in connection with any resale of the New Notes; or (d) that if it is not a broker-dealer, it is not engaged in and does not intend to engage in a distribution of the New Notes.

  The undersigned acknowledges that, if it is a broker-dealer that will receive New Notes for its own account, it will deliver a prospectus in connection with any resale of such New Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned understands that the Issuer may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

  All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

  Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver New Notes (and, if applicable, a certificate for any Old Notes not tendered but represented by a certificate also encompassing Old Notes which are tendered) to the undersigned at the address set forth in Box 1.

  The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the terms of the Prospectus and this Letter, the Prospectus shall prevail.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________
-------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s): ____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Window Ticket Number (if available): _______________________________________

    Name of Institution which Guaranteed Delivery: _____________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                     BOX 2

 PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

   This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)
 X __________________________________________________________________________
 X __________________________________________________________________________
               (SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY)
 Date:        , 1997
 Name(s): ___________________________________________________________________
                                 (PLEASE PRINT)
 Capacity: __________________________________________________________________
 Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)
 Area Code and Telephone No.: _______________________________________________

      PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN SIGNATURE GUARANTEE (SEE INSTRUCTIONS 4 BELOW) CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE
                                  INSTITUTION
 ----------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)
 ----------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)
 ----------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)
 ----------------------------------------------------------------------------
                                    (TITLE)
 ----------------------------------------------------------------------------
                                 (PRINTED NAME)
 Date:        , 1997

                                     BOX 3

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                    PAYOR'S NAME: FIRST UNION NATIONAL BANK
                        PART 1

                                                       Social Security Number
                        PLEASE PROVIDE YOUR TIN IN           orEmployer
                        THE BOX AT RIGHT AND            Identification Number
                        CERTIFY BY SIGNING AND
                        DATING BELOW

 SUBSTITUTE             PART 2 [_]
                                                       ----------------------

 FORM W-9
                       --------------------------------------------------------
                        Check the box if you are NOT subject to back-up withholding under the provisions of Section 2406(a)(1)(C) of the Internal Revenue Code because
                        (1) you have not been notified that you are subject to back-up withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to back-up withholding.

 DEPARTMENT OF THE TREASURY, INTERNAL REVENUE SERVICE

 PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
                        PART 3 [_]
                       --------------------------------------------------------

                        Check if Awaiting TIN
                       --------------------------------------------------------
                        CERTIFICATION. UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

                        Signature _________________________   Date ___________
                        -----------------------------------
                               NAME: (PLEASE PRINT)

                BOX 4

    SPECIAL ISSUANCE INSTRUCTIONS
      (SEE INSTRUCTIONS 3 AND 4)

 To be completed ONLY if certifi-
 cates for Old Notes in a princi-
 pal amount not exchanged, or New
 Notes, are to be issued in the                          BOX 5
 name of someone other than the
 person whose signature appears in
 Box 2, or if Old Notes delivered
 by book-entry transfer which are
 not accepted for exchange are to
 be returned by credit to an ac-
 count maintained in the Book-En-
 try Transfer Facility other than
 the account indicated above.

                                             SPECIAL DELIVERY INSTRUCTIONS
                                               (SEE INSTRUCTIONS 3 AND 4)

                                           To be completed ONLY if certifi-
                                           cates for Old Notes in a princi-
                                           pal amount not exchanged, or New
                                           Notes, are to be sent to someone
                                           other than the person whose sig-
                                           nature appears in Box 2 or to an
                                           address other than that shown in
                                           Box 1.

 Issue and deliver:
 (CHECK APPROPRIATE BOXES)


 [_] Old Notes not tendered                Deliver:
                                           (CHECK APPROPRIATE BOXES)

 [_] New Notes, to:


                                           [_] Old Notes not tendered
 (PLEASE PRINT)


                                           [_] New Notes, to:
 Name: ____________________________


                                           (PLEASE PRINT)
 Address: _________________________

                                           Name: ____________________________

 ----------------------------------

                                           Address: _________________________

 ----------------------------------

                                           ----------------------------------

 ----------------------------------

                                           ----------------------------------

 Please complete the Substitute Form
             W-9 at Box 3

                                           ----------------------------------


 Tax I.D. or Social Security              Please complete the Substitute Form
 Number:                                              W-9 at Box 3


 ----------------------------------        Tax I.D. or Social Security
                                           Number:

                                           ----------------------------------

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Old Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Old Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

  If tendered Old Notes are registered in the name of the signer of the Letter of Transmittal and the New Notes to be issued in exchange therefore are to be issued (and any untendered Old Notes are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered Old Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Issuer and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. If the New Notes and/or Old Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Old Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

  Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes should contact such holder promptly and instruct such holder to tender Old Notes on such beneficial owner's behalf. If such beneficial owner wishes to tender such Old Notes himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

  Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Old Notes and the principal amount of Old Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Old Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Old Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes."

  The method of delivery of Old Notes and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.

  Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering holder should complete and sign the main signature form and the Substitute Form W-9 included as part of the Letter of Transmittal, so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Issuer and the Exchange Agent.

  If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Old Notes to reach the Exchange Agent before the Expiration Date, a tender may be effected if the Exchange Agent has received at its office listed on the back cover hereof on or prior to the Expiration Date a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the principal amount of the Old Notes being tendered, the names in which the Old Notes are registered and, if possible, the certificate numbers of the Old Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Old Notes, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Old Notes being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Issuer may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the Purposes described in this paragraph are available from the Exchange Agent.

  A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Old Notes (or a timely Book-Entry Confirmation) is received by the Exchange Agent. Issuances of New Notes in exchange for Old Notes tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Old Notes (or a timely Book-Entry Confirmation).

  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its reasonable judgment, whose determination will be final and binding. The Issuer reserves the right in its reasonable judgment to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right in its reasonable judgment to waive any irregularities or conditions of tender as to particular Old Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

  Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

  2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Old Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Old Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Old Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Old Notes represented by a submitted certificate is tendered (or, in the case of Old Notes tendered by book-entry transfer, such non-exchanged Old Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

  If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Old Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Issuer notifies the Exchange Agent that it has accepted the tender of Old Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Old Notes; (iii) contain a description of the Old Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Old Notes and the principal amount of Old Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

  For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address set forth on the back cover of the Prospectus prior to the Expiration Date. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Notes to be withdrawn, the certificate numbers of Old Notes to be withdrawn, the principal amount of Old Notes to be withdrawn, a statement that such holder is withdrawing his election to have such Old Notes exchanged, and the name of the registered holder of such Old Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Issuer that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuer, in its reasonable judgment, and such determination will be final and binding on all parties.

  3. SIGNATURES ON THIS LETTER; ASSIGNMENT: GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Notes, without alteration, enlargement or any change whatsoever.

  If any of the Old Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Old Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

  If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Old Notes are tendered; and/or (ii) untendered Old Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Old Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

  If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer before the Expiration Date.

  Signatures on this Letter must be guaranteed by an Eligible Institution, unless Old Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP). If Old Notes are registered in the name of a person other than the signer of this Letter, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its reasonable judgment, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

  4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the New Notes or certificates for Old Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old

Notes by Book-Entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

  5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the New Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  Under federal income tax laws, payments that may be made by the Issuer on account of New Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

  6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, the New Notes or certificates for Old Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

  7. WAIVER OF CONDITIONS. The Issuer reserves the right in its reasonable judgment to amend or waive any of the specified conditions in the Exchange Offer in the case of any Old Notes tendered.

  8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instruction.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

  IMPORTANT: THIS LETTER (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS).

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR-- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.


----------------------------------------------------------------------

                                                GIVE THE
FOR THIS TYPE OF                                SOCIAL SECURITY
ACCOUNT:                                        NUMBER OF--
----------------------------------------------------------------------
1. An individual's                              The individual
   account

2. Two or more                                  The actual owner of
   individuals                                  the account or, if
   (joint account)                              combined funds, any
                                                one of the
                                                individuals(1)

3. Husband and wife                             The actual owner of
   (joint account)                              the account or, if
                                                joint funds, either
                                                person(1)

4. Custodian account of                         The minor(2)
   a minor (Uniform Gift
   to Minors Act)

5. Adult and minor                              The adult or, if
   (joint account)                              the minor is the
                                                only contributor,
                                                the minor(1)

6. Account in the name                          The ward, minor, or
   of guardian or                               incompetent
   committee for a                              person(3)
   designated ward,
   minor, or incompetent
   person

7.a. The usual revocable                        The grantor-
   savings trust account                        trustee(1)
   (grantor is
   also trustee)

b. So-called trust                              The actual owner(1)
   account that is not a
   legal or valid trust
   under State law

8. Sole proprietorship                          The owner(4)
   account

                                                GIVE THE EMPLOYER
FOR THIS TYPE OF                                IDENTIFICATION
ACCOUNT:                                        NUMBER OF--
                                                                ---
 9. A valid trust,                              The legal entity
    estate, or                                  (Do not furnish the
    pension trust                               identifying number
                                                of the personal
                                                representative or
                                                trustee unless the
                                                legal entity itself
                                                is not designated
                                                in the account
                                                title)(5)

10. Corporate account                           The corporation

11. Religious,                                  The organization
    charitable, or
    educational
    organization
    account

12. Partnership account                         The partnership
    held in the name of
    the business

13. Association, club,                          The organization
    or other tax-exempt
    organization

14. A broker or                                 The broker or
    registered nominee                          nominee

15. Account with the                            The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    State or local
    government, school
    district, or
    prison) that
    receives
    agricultural
    program payments

--------------------------------------   --------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2
OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:
 . A corporation.
 . A financial institution.
 . An organization exempt from tax under section 501(a), or an individual retirement plan.
 . The United States or any agency or instrumentality thereof.
 . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
 . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
 . An international organization or any agency, or instrumentality thereof.
 . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
 . A real estate investment trust.
 . A common trust fund operated by a bank under section 584(a).
 . An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1).

 . An entity registered at all times under the Investment Company Act of 1940.

 . A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
 . Payments to nonresident aliens subject to withholding under section 1441.
 . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
 . Payments of patronage dividends where the amount received is not paid in money.
 . Payments made by certain foreign organizations.
 . Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:
 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
 . Payments of tax-exempt interest (including exempt-interest dividends under section 852). Payments described in section 6049(b)(5) to non-resident aliens.
 . Payments on tax-free covenant bonds under section 1451.
 . Payments made by certain foreign organizations.
 . Payments made to a nominee.

Exempt Payees described above should file form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

 Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1998, payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES

(1) PENALTIES FOR FAILURE TO FURNISH THE TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.